SmartETFs Smart Transportation & Technology ETF

Schedule of Investments

at March 31, 2023 (Unaudited)

Shares	Common Stocks: 95.5%	Value
	Commerical Services: 4.6%
3,058	Quanta Services Inc.	$509,585.00

	Smart Transportation: 30.3%
2,530	Aptiv PLC	283,841
2,310	Continental AG	172,658
1,866	Daimler Truck AG	62,957
6,600	Denso Corp.	370,006
66,000	Geely Automobile Holdings Ltd.	84,918
10,802	Johnson Matthey PLC	264,297
5,313	KiaCorp	329,355
4,510	Mercedes-Benz Group AG	346,192
6,457	Sensata Technologies Holding *	322,979
1,782	Tesla Inc. *	369,694
88,000	Tianneng Power International	104,144
19,800	Toyota Motor Corp.	280,375
395	Vitesco Technologies Group AG	28,551
15,939	Volvo AB Class B	328,406
		3,348,373

	Technology: 2.8%
3,311	Taiwan Semiconductor Manufacturing Co., Ltd. - ADR	307,989

	Technology & Transportation: 57.8%
3,080	Alphabet Inc. Class C *	320,320
4,598	Amphenol Corp. Class A	375,749
2,145	Analog Devices Inc.	423,037
15,983	Dana Inc.	240,544
5,698	Eaton Corp. PLC	433,490
2,530	Gentherm Inc. *	344,273
28,776	Hanon Systems	193,359
27,093	Hexagon AB Class B	310,239
10,483	Infineon Technologies AG - ADR	428,377
6,996	Intel Corp.	228,559
2,068	Lear Corp.	288,465
627	LG Chem Ltd.	341,654
1,903	NVIDIA Corp.	528,596
1,936	NXP Semiconductors NV	361,016
6,446	ON Semiconductor Corp. *	530,635
4,180	Power Integrations Inc.	353,795
748	Samsung SDI Co., Ltd.	420,754
2,387	Skyworks Solutions Inc.	281,618
		6,404,480

	Total Common Stocks (Cost $10,439,258)	10,570,427

SmartETFs Smart Transportation & Technology ETF

Schedule of Investments

at March 31, 2023 (Unaudited)

Shares	Common Stocks: 95.5%	Value
	Preferred Stocks
	Smart Transportation: 2.2%
1,749	Volkswagen AG	$238,313
	Total Preferred Stocks (Cost $347,328)	238,313

	Total Investments (Cost $10,786,586): 97.7%	10,808,740
	Other Assets in Excess of Liabilities 2.3%	254,566
	Total Net Assets - 100.0%	$11,063,306

*	Non-income producing security.

ADR - American Depository Receipt

PLC - Public Limited Company